Exhibit 99.1

1 Sucampo Snapshot: Prostone Pioneers Commercial-stage, global pharmaceutical company • 2 FDA-approved drugs based on our proprietary prostone technology – AMITIZA® (lubiprostone) in gastroenterology – RESCULA® (unoprostone isopropyl) in ophthalmics Prostone pioneers • Therapeutic potential 1st identified by Sucampo’s founders, Drs Ryuji Ueno and Sachiko Kuno Sucampo Mission To develop and commercialize prostone-based medicines to meet the major unmet medical needs of patients on a global basis ® Registered trademark of Sucampo

2 Global AMITIZA Approvals and Regulatory Filings Japan CC (2012)2 UK CIC (2012) OIC (filed 1Q13) US CIC (2006) IBS-C (2008) OIC sNDA1 Priority Review (April 2013) Switzerland CIC (2009) OIC (filed 1Q13) AMITIZA has been used for >7 y with >7 million prescriptions by patients suffering from chronic idiopathic constipation and irritable bowel syndrome with constipation 1 $10M milestone from Takeda upon first OIC sale 2 $15M milestone received from Abbott Japan upon first sale See Reference 1

3 Opioid-Induced Constipation: Increase Potential Population for AMITIZA and Strengthen Efficacy Positioning • More than 230 M prescriptions for opioid use in the U.S. annually • Moderate−severe OIC affects ~2.0M−2.5M patients – Currently no approved oral product for OIC – Most common reason for discontinuation of opioid therapy – OIC patients are viewed as “difficult to treat” and are dissatisfied – PCPs welcome 1 medicine indicated for multiple causes of constipation • AMITIZA does not act on opiate receptors or inhibit analgesic activity of opioid therapy • Mu-opioid−receptor agonist compounds under development may have cardiac safety concerns See References 11-14 FDA priority review action date: late April 2013

4 Summary and Outlook for AMITIZA • Continue growth in US: over 7M prescriptions used over 7+ years, with favorable benefit-risk profile • Near-term goals – Leverage new US product label, which removed pregnancy warnings and precautions (including removal of requirement for negative pregnancy test prior to therapy initiation), clarified information regarding use in pregnant and/or nursing women, and expanded labeling text of the Mechanism of Action – Seek approvals for OIC indication in US, UK and Switzerland – Expand global approvals and launches for AMITIZA worldwide – Develop and seek approval for AMITIZA in pediatric constipation • Currently unmet medical need; no approved prescription medications – Develop liquid formulation of AMITIZA for pediatric and long-term care markets See Reference 1

5 RESCULA US Launch Overview • sNDA approved December 2012 – RESCULA may be used as a first-line agent or concomitantly with other topical ophthalmic drug products to lower intraocular pressure – RESCULA is a BK (Big Potassium) channel activator, which is different from other intraocular pressure (IOP) lowering agents. – RESCULA is believed to reduce elevated IOP by increasing the outflow of aqueous humor through the trabecular meshwork • RESCULA launch in US Q1 2013 – 40 specialty reps; expect 11% share of voice – Positive feedback and significant progress • More than 7,000 face-to-face calls • Over 60,000 samples shipped • 48 face-to-face meetings with plans and PBMs

Sucampo's Clinical Pipeline

CLINICAL FOCUS	STAGE OF CLINICAL DEVELOPMENT					
COMPOUNDS	**DISCOVERY**	**PRECLINICAL**	**PHASE 1**	**PHASE 2**	**PHASE 3**	**FILING**
AMITIZA CIC UK/CH						Launch 1Q13
AMITIZA OIC US						Filed 3Q12
AMITIZA OIC UK/CH						Filed 1Q13
AMITIZA Pediatric Constipation					FPFV 2H13	
RESCULA POAG/OH US						Launched 1Q13
Unoprostone Isopropyl RP Japan/US					1Q13	
Cobiprostone Oral Mucositis			4Q12			
SPI-017 IV Spinal Stenosis				1Q13		
SPI-3608 PO Spinal Stenosis			4Q12			

Successfully completed | Approval pending | Projected start or submission

SUCAMPO PHARMACEUTICALS, INC. 6

7 Trading Symbol SCMP (NASDAQ) Corporate Headquarters Bethesda, MD Stock Price (03-29-2013), 52-Week Range $6.54, $8.50 to $3.78 Shares Outstanding (12-31-2012) 41.9 M (1 class of common stock) Daily Volume (90-day average) 120,397 Market Capitalization (03-29-2013) $274.5 M Debt (12-31-12) $52.9 M Cash & Equivalents (12-31-12) $91.4 M Enterprise Value (03-29-2013) $235.9 M YTD Total Revenue (12-31-2012) $81.5 M Full-time Employees (03-29-2013) 124 Fiscal Year Ends December 31 Accounting Firm PricewaterhouseCoopers, LLP Key Facts

2013 Key Value Drivers

✓ Completed ❑ In Process

AMITIZA	US	❑ Obtain approval of OIC sNDA: Q2 2013 • $10M milestone payment upon first OIC sale ❑ Achieve FPFV in Pediatric P3 trial by H2 2013
	Japan	❑ Grow sales in Japan in 2013
	EU	✓ Submit for regulatory approval of OIC in Switzerland and UK by Q1 2013 ❑ Seek NICE endorsement for CIC and OIC and make AMITIZA available in UK ❑ Begin active marketing in Switzerland for CIC ❑ Use MHRA approval to seek expansion of CIC indication to other EU markets via MRP
RESCULA	US	✓ Launch: Q1 2013
Pipeline	Cobiprostone	❑ Complete oral mucositis P1A trial: Q2 2013 ❑ Initiate P1B/2A trial in oral mucositis: Q4 2013
	SPI-017	❑ Complete spinal stenosis P2A trial: Q4 2013

SUCAMPO PHARMACEUTICALS, INC. 8

9 Terms of Sucampo’s AMITIZA Agreements • Takeda Agreement – Takeda shall promote, market, and sell AMITIZA in US and Canada – Sucampo’s tiered royalty rate: 18%−26% of annual net sales – Sucampo earned $20M in upfront and $130M in development milestone payments as of 9/30/12 – Sucampo received $106M in reimbursement for R&D expenses from Takeda • Abbott Japan Agreement – Abbott Japan shall promote, market, and sell AMITIZA in Japan – Sucampo will sell product to Abbott Japan at discount to Abbott Japan’s approved reimbursement price – Sucampo earned $10M in upfront and $12.5M in development milestone payments as of 9/30/12 – Sucampo earned $15M milestone payment on 1st commercial sale in Japan by Abbott Japan in 4Q12

10 Substantial Abdominal Pain Improvement in IBS-C Patients Reporting at Least Severe Abdominal Pain at Baseline* % Improvement Placebo BID (n = 94) Lubiprostone 8 µg BID (n = 183) P Value† ≥10 53.9% 61.9% <0.0001 ≥20 40.1% 49.6% <0.0001 ≥30 24.2% 35.1% <0.0001 ≥40 14.5% 23.7% <0.0001 ≥50 9.4% 16.7% <0.0001 ≥60 4.7% 12.7% <0.0001 *LOCF analysis; †P value from CMH test. See Reference 25

11 US Patent No. Expires Type of patent 5,284,858 2014 Composition of matter (drug substance) 6,414,016 2020 Therapeutic use (treating constipation) 6,583,174 2020 Composition of matter (drug product) 7,064,148 2022 Therapeutic use (treating constipation) 7,417,067 2020 Composition of matter (drug product) 7,795,312 2024 Therapeutic use (treating IBS) 8,026,393 2027 Composition of matter (drug product) 8,071,613 2020 Therapeutic use (treating constipation) 8,088,934 2021 Composition of matter (drug substance) 8,097,649 2020 Composition of matter (drug product) 8,097,653 2022 Therapeutic use (treating constipation) 8,114,890 2020 Composition of matter (drug product) 8,338,639 2027 Composition of matter (drug product) 8,389,542 2022 Composition of matter (drug product) and therapeutic use (treating constipation) Issued Lubiprostone Patents *For Orange Book-listed patents concerning lubiprostone, see for example: http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021908&Product_No=001&table1=OB_Rx or http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021908&Product_No=002&table1=OB_Rx

12 Japanese Patent No. Expires * Type of patent 4,332,316 2020 Composition of matter (drug substance) 4,332,353 2022 Therapeutic use (treating OIC) 4,684,334 2021 Therapeutic use (treating constipation) 4,783,794 2027 Composition of matter (drug product) 4,786,866 2022 Therapeutic use (treating constipation) 4,852,229 2022 Therapeutic use (treating constipation) 4,889,219 2023 Therapeutic use (treating IBS) * The term of the plural eligible patents may be extended up to 5 years. European Patent No. Expires * Type of Patent 1,220,849 2020 Composition of matter (drug product) 1,315,485 2021 Therapeutic use (treating constipation) 1,392,318 2022 Therapeutic use (treating OIC) 1,426,361 2020 Composition of matter (drug substance) 1,443,938 2022 Therapeutic use (treating constipation) * The term of one of the eligible patents may be extended up to 5 years. Issued Lubiprostone Patents

13 US Patent No. Expires Type of patent 6,770,675 2018 Composition of matter (drug product) and therapeutic use (treating ocular hypertension) 6,458,836 2021 Therapeutic use (treating ocular hypertension and glaucoma) Issued Unoprostone Isopropyl Patents *For Orange Book-listed patents concerning unoprostone isopropyl, see for example: http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021214&Product_No=001&table1=OB_Rx

14 AMITIZA Mechanism of Action: ClC-2 Ion-Channel Activation and Fluid Secretion Highly selective activation of ClC-2 channels in intestinal lumen Chloride efflux followed by passive efflux of sodium into small intestine Enhanced intestinal fluid secretion without alteration of serum electrolyte levels See Reference 1